                                                                   Exhibit 10.43

OFFICE OF THE
CORPORATIONS SECTION
SECRETARY OF STATE
P.O. Box 13697

Austin, Texas 78711-3697


                    APPLICATION FOR CERTIFICATE OF AUTHORITY


Pursuant to the provisions of article 8.05 of the Texas Business Corporation Act, the undersigned corporation hereby applies for a certificate of authority to transact business in Texas:

1.       The name of the corporation is "Venturi Technology Enterprises, Inc."

2. A. If the name of the corporation in its jurisdiction of incorporation does not contain the word "corporation," "company," "incorporated," or "limited" (or an abbreviation thereof), then the name of the corporation with the word or abbreviation which it elects to add for use in Texas is: "Venturi Technology Enterprises, Inc."

         B. If the corporate name is not available in Texas, then set forth the name under which the corporation will qualify and transact business in Texas "Venturi Technologies, Inc." (Venturi Technology Enterprises, Inc. is the successor company to Venturi Technologies, Inc. a Texas company. Venturi (Texas) merged with a company in Nevada in 1997. Venturi (Nevada) is the surviving corporation).

3.       It is incorporated under the laws of Nevada.

4. The date of its incorporation is January 30, 1997, and the period of duration is perpetual.

5. The address of its principal office in the state or country under the laws of which it is incorporated is:

                           2920 North Green Valley Parkway
                           Building 3, Suite 321
                           Henderson, NV 89014

6. The street address of its proposed registered office in Texas is:

                           350 South Beltline, Suite 101
                           Irving, TX 75060




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         and the name of its proposed registered agent in Texas at such address is

                           Bill Thomas

7. The purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Texas are: carpet cleaning and related products and services.

8. It is authorized to pursue such purpose or purposes in the state or country under the laws of which it is incorporated.

9.       The names and respective addresses of its directors are:

                 NAME                                         ADDRESS

         Gaylord Karren                     1327 N. State St., Orem, UT 84057

         John Hopkins                       1327 N. State St., Orem, UT 84057


10.      The names and respective addresses of its officers are:

                NAME                    ADDRESS                          OFFICE
                                   (city and state)

         Gaylord Karren    1327 N. State St., Orem, UT 84057           CEO &
                                                                       Chairman

         John Hopkins       1327 N. State St., Orem, UT 84057          President

         Randy K. Johnson   170 S. Main, Ste 900., SLC, UT 84101       Secretary

11. The aggregate number of shares which it has authority to issue, itemized by classes, par value of shares, shares without par value, and series, if any, within a class, is:

         NUMBER OF                          CLASS             SERIES              PAR VALUE PER SHARE
          SHARES                                                                   OR STATEMENT THAT
                                                                                   SHARES ARE WITHOUT
                                                                                        PAR VALUE

         20,000,000                         Common                                      $0.001
         ----------                         ------            ------                    ------

            150,000                         Preferred         A                         No par value
         -----------                        ---------         ------                    ------------

           1,000,000                        Preferred         B                         No par value
         -----------                        ---------         ------                    ------------




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12.      The aggregate number of its issued shares, itemized by classes, par value of shares, shares without par value, and series, if any, within a class, is:


NUMBER OF                           CLASS            SERIES          PAR VALUE PER SHARE
 SHARES                                                               OR STATEMENT THAT
                                                                      SHARES ARE WITHOUT
                                                                          PAR VALUE
4,300,000                           Common                             $0.001
---------                           ------           --------          ------

64,000                              Preferred        A                 No par value
----------                          ---------        -------           ------------

0                                   Preferred        B                 No par value
------------                        ---------        -------           ------------


13. The amount of its stated capital is $645,000. (See instructions for definition of stated capital.)

14. Consideration of the value of at least One Thousand Dollars ($1,000.00) has been paid for the issuance of its shares.

15. The application is accompanied by a certificate issued by the secretary of state or other authorized officer of the jurisdiction of incorporation evidencing the corporate existence and dated within 90 days of the date of receipt of the application.


                                    Venturi Technology Enterprises, Inc.

                                    By:      /s/ Randy K. Johnson
                                             Randy K. Johnson

                                    Its      Secretary and Authorized Officer








Form No. 301
Revised 6/96

The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the prevision of services.